Exhibit 99(k)(iv)
                                                             -----------------


                         The Depository Trust Company
          A subsidiary of The Depository Trust & Clearing Corporation


                   BLANKET ISSUER LETTER OF REPRESENTATIONS
                          [To be Completed by Issuer]

                   The Gabelli Global Multimedia Trust Inc.
                               [Name of Issuer]


                                                                     , 2003
                                                     --------------------------
                                                              [Date]


The Depository Trust Company
General Counsel's Office; 49th Floor
55 Water Street
New York, NY 10041-0099

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to all issues (the "Securities") that Issuer shall request be made eligible for deposit by The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTCs Rules with respect to the Securities, Issuer represents to DTC that Issuer will comply with the requirements stated in DTCs Operational Arrangements, as they may be amended from time to time.


Note:                                        Very truly yours,
----

Schedule A contains statements that          The Gabelli Global Multimedia
DTC believes accurately describe DTC,        Trust Inc.
the method of effecting book-entry           ----------------------------------
transfers securities distributed                        (Issuer)
through DTC, and certain related
matters.                                     By:
                                                ------------------------------
                                               (Authorized Officer's Signature)
Received and Accepted:
THE DEPOSITORY TRUST COMPANY                 Bruce N. Alpert
                                             ---------------------------------
                                                     (Print Name)
By:
   -----------------------------             One Corporate Center
                                             ---------------------------------
                                                   (Street Address)

                                             Rye, New York  10580-1422
                                             ---------------------------------
                                             (City) (State) (Country) (Zip Code)

                                             (914) 921-5100
                                             ---------------------------------
                                                     (Phone Number)

                                             Balpert@gabelli.com
                                             ---------------------------------
                                                   (E-mail Address)